UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

  February 24, 2012 (February 21, 2012)

  COLONY RESORTS LVH ACQUISITIONS, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-50635	41-2120123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Paradise Road, Las Vegas, Nevada	89109
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: (702) 732-5922

N/A
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On February 21, 2012, Kenneth M. Ciancimino notified the Company of his resignation as Executive Vice President – Administration effective March 31. 2012.

            On February 22, 2012, David J. Monahan notified the Company of his resignation as Chief Executive Officer and General Manager effective February 29, 2012.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 24, 2012.

COLONY RESORTS LVH ACQUISITIONS, LLC

By:	/s/Robert E. Schaffhauser
Name:	Robert E. Schaffhauser
Title:	Executive Vice President-Finance